SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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           Date of Report (Date of earliest event reported): January 13, 1999
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                            OPENROUTE NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

MASSACHUSETTS                       000-19175                    04-2531856
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification No.)
incorporation)

            NINE TECHNOLOGY DRIVE, WESTBOROUGH, MASSACHUSETTS   01581
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             (Address of principal executive offices)        Zip Code)


Registrant's telephone number, including area code: (508) 898-2800
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Item 4.   Changes in Registrant's Certifying Accountant.

   (a)    Previous Independent Auditors:

            (i) PricewaterhouseCoopers, LLP ("PWC") was replaced as the independent auditors for the Registrant on January 13, 1999.

            (ii) PWC's reports on the financial statements of the Registrant for the two fiscal years ended December 31, 1997 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Registrant's Board of Directors approved the change in accountants.

            (iv) For the two most recent fiscal years ended December 31, 1997 and through January 13, 1999, there has been no disagreement between the Registrant and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement would have caused them to make a reference to the subject matter of the disagreement in connection with their reports.

             (v) During the two most recent fiscal years ended December 31, 1997 and through January 13, 1999, the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a)(1)(v).

     The Registrant has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agrees with the above statements. A copy of such letter will be filed as Exhibit (c) to this Form 8-K, when received.

   (b)    New Independent Accountants:

            (i) The Registrant engaged BDO Seidman, LLP ("BDO"), 40 Broad Street, Suite 500, Boston, Massachusetts 02109-4307 as its new independent accountants as of January 13, 1999. Prior to such date, the Registrant did not consult with BDO regarding (i) the application of accounting principles,
(ii) the type of audit opinion that might be rendered by BDO, or (iii) any other matter described in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c) Letter from PricewaterhouseCoopers, LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OPENROUTE NETWORKS INC.
                                        -----------------------
                                        (Registrant)

Date: January 13, 1999                   /s/ Steven T. Shedd
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                                        Steven T. Shedd
                                        Vice President, Finance and Chief
                                        Financial Officer


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                              EXHIBIT INDEX

Exhibit
Number                         Description
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16.0                            Letter from PricewaterhouseCoopers, LLP to the
                           Securities and Exchange Commission























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